UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2015

PETSMART, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21888	94-3024325
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of principal executive offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2015, PetSmart, Inc. (the “Company”) entered into a retention bonus award letter (the “Retention Letter”) with Carrie W. Teffner, the Company’s Executive Vice President and Chief Financial Officer, pursuant to the terms of the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”) with Argos Holdings Inc., a Delaware corporation, and Argos Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent.

Under the Retention Letter, Ms. Teffner is eligible to receive a retention bonus in an aggregate amount equal to $600,000, with 50% of the retention bonus to be paid on the 90th day following the date of the closing of the transactions contemplated by the Merger Agreement (the “Closing Date”) and the remaining 50% of the retention bonus to be paid on the 120th day following the Closing Date, in each case, subject to Ms. Teffner’s continued employment with the Company and its subsidiaries through the applicable payment date. If Ms. Teffner experiences a “qualifying termination” (as defined in the Merger Agreement) prior to the applicable payment date, then any unpaid portion of the retention bonus will be paid to her on the date of the qualifying termination. If, however, the Merger Agreement is terminated without the transactions contemplated thereby having been consummated, then no retention bonus will be payable to Ms. Teffner.

The foregoing description of the Retention Letter does not purport to be complete and is qualified in its entirety by the full text of such agreement, which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits

(d)	Exhibits. The following exhibits are filed as part of this report:

10.1	Retention Letter, dated as of January 7, 2015, by and between PetSmart, Inc. and Carrie W. Teffner.

Forward Looking Statements

This Form 8-K contains forward-looking statements regarding, among other things, statements related to expectations, goals, plans, objectives and future events. PetSmart, Inc. (“PetSmart”) intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain PetSmart stockholder approval or the failure to satisfy any of the other closing conditions, (3) the risks related to the debt financing arrangements entered into in connection with the merger agreement, (4) the risks related to disruption of management’s attention from

PetSmart’s ongoing business operations due to the transaction, (5) the effect of the announcement of the transaction on the ability of PetSmart to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally, (6) changes in general economic conditions, (7) the effectiveness of our profit improvement program in reducing costs and increasing profitability, (8) conditions affecting customer transactions and average ticket including, but not limited to, weather conditions or other seasonal events, (9) PetSmart’s ability to compete effectively and maintain PetSmart’s supply chain, (10) PetSmart’s ability to effectively manage its growth and operations, (11) changes in PetSmart’s structure, and (12) changes in the legal or regulatory environment. Additional risks are described under Item 1A, “Risk Factors,” in PetSmart periodic filings with the Securities and Exchange Commission (“SEC”), including PetSmart’s annual report on Form 10-K for the year ended February 2, 2014 filed on March 27, 2014 and in PetSmart’s subsequently filed Form 10-Qs. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. PetSmart does not undertake any obligation to release any revisions to these forward-looking statements publicly to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

This Form 8-K does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, PetSmart will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, PETSMART’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Investors and security holders may obtain a free copy of the proxy statement and other documents that PetSmart files with the SEC (when available) from the SEC’s website at www.sec.gov and PetSmart’s website at www.petsmartfacts.com. In addition, the proxy statement and other documents filed by PetSmart with the SEC (when available) may be obtained from PetSmart free of charge by directing a request to PetSmart Investor Relations, 19601 N. 27th Avenue., Phoenix, AZ 85027, (623) 587-2025.

PetSmart and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from PetSmart stockholders with respect to the proposed acquisition of PetSmart. Security holders may obtain information regarding the names, affiliations and interests of such individuals in PetSmart’s Annual Report on Form 10-K for the fiscal year ended February 2, 2014, and its definitive proxy statement for the 2014 annual meeting of stockholders. Additional information regarding the interests of such individuals in the proposed acquisition of PetSmart will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and PetSmart’s website at www.petsmartfacts.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2015

PETSMART, INC.
By:	/s/ J. Dale Brunk
Name: J. Dale Brunk
Title: Vice President, Deputy General Counsel &
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Retention Letter, dated as of January 7, 2015, by and between PetSmart, Inc. and Carrie W. Teffner.